PROMISSORY NOTE

$20,000.00                                              Date:      7/3/02
                                                             -------------------
                                                               Newport Beach, CA

     On Demand FOR VALUE RECEIVED the undersigned promises to pay in lawful money of the United States of America to the order of Continental American Resources, Inc., nominee or assignor, the sum of TWENTY THOUSAND DOLLARS
($20,000.00),  with  interest  from     7/3/02      until paid  at  the rate of
                                    ---------------
ten percent (10%)  per  annum).


     Should interest not be paid, it shall thereafter bear interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the principal at the maximum rate permitted by law. The undersigned hereby waives presentment of payment, protest, notice of protest, notice of nonpayment, and diligence in bringing suit, and further agrees, in case suit is instituted, to collect this Promissory Note or any portion thereof, to pay such additional sum for attorneys' fees as the court may adjudge reasonable in such suit.





                                                 /s/ E.G. Abbadessa   PRESIDENT
                                             By: -------------------
                                                 Star E Media, Inc.